AAL VARIABLE ANNUITY ACCOUNT I

                       Supplement Dated September 21, 1998
                    to the Prospectus Dated September 1, 1998


                 For all Certificates delivered in the state of
                   New York, we make the following changes to
                    the sections indicated in the Prospectus:

The three Subaccounts below and their corresponding Portfolios are not available for Certificates delivered in New York: (1) Small Company Stock Subaccount, (2) International Stock Subaccount and (3) High Yield Bond Subaccount.

GLOSSARY - Annuitant [add to the end of the definition] "Except in instances as described in the section on Death Proceeds, we cannot change the Annuitant."

GLOSSARY - Death Proceeds Calculation Date [add to the end of the definition] "For Certificates delivered in New York, the Death Proceeds Calculation Date is the date of the Annuitant's death."

AAL, THE ACCOUNTS AND THE FUND - The Variable Account [add to the end of the first paragraph]
"AAL Variable Annuity Account I is subject to the laws of the state in which the Certificate is delivered to the extent that AAL, a foreign fraternal benefit society, is subject to those laws."

THE CERTIFICATE - Application and Purchase [add to the end of the third paragraph] "(Application via computer is not available for Certificates that would be delivered in New York.)"

THE CERTIFICATE - Assignments of Ownership - Successor Owners [replace the first two sentences] "If you are the Owner but not the Annuitant, you may designate a Successor Owner to receive the Owner's Death Proceeds in the event of your death. If there is no Successor Owner, your estate will receive the Owner's Death Proceeds. The Owner's Death Proceeds is the accumulated value of the Certificate."

THE ACCUMULATION PHASE - Transfers Among Subaccounts and/or the Fixed Account [footnote the third paragraph, fourth listed item] "* We allow twelve transfers without charge for Certificates delivered in New York."

ACCUMULATION PHASE - Death Proceeds Before the Annuity Commencement Date [add to the end of the seventh paragraph] "For Certificates delivered in New York, the Death Proceeds Calculation Date is the date of the Annuitant's death."

ANNUITY PHASE - Annuity Commencement Date [add to the end of the section] "The maximum maturity age is 90 on a Certificate we deliver in the state of New York. As a result, we will not issue a Certificate if you are age 80 or older."

ANNUITY PHASE - Settlement Option Annuity Payments [add to the eleventh paragraph, end of the first sentence] "(The minimum Settlement Option payment for residents of New York is $20.)"

CHARGES AND DEDUCTIONS - Waiver of Withdrawal or Surrender Charges [revise the first listed condition for waiver, last sentence] "The nursing home confinement condition for waiver of withdrawal or surrender charges is only allowable in certain states. Such a waiver is not available for Certificates delivered in New York."

[replace the second item listed]
"If you begin Annuity Payments more than three years after the Issue Date and you choose Option 4 or 5, or if you choose Option 2 or 3 (if the duration of payments lasts for at least five years)."

[replace the third condition for waiver]
"Upon the death of the Annuitant or Owner."

GENERAL INFORMATION ABOUT THE CERTIFICATES - Telephone Transactions [add to the end of the section] "We are not able to accept telephone requests for transfers among Subaccounts from you if your Certificate was delivered in New York."

This supplement must accompany the delivery of all Prospectuses to New York residents on or after September 1, 1998.

NY13017PI8 9/98